Exhibit 10.3

PATENT, TRADEMARK
AND COPYRIGHT SECURITY AGREEMENT

     THIS PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT (this “Agreement”) is entered into as of this 16th day of July 2008, by and among Valcent Products, Inc., corporation organized under the laws of Alberta, Canada, Valcent USA Inc., a Nevada corporation, Valcent Manufacturing, Ltd., a Texas limited partnership, Valcent Management LLC, a Nevada limited liability company, Vertigro Algae Technologies LLC, a Texas limited liability company, and Valcent Products EU Limited, a corporation organized under the laws of the United Kingdom, each with an address of 828 Harbourside Drive, Suite 208, North Vancouver, BC V7P 3R9, (jointly and severally, the “Borrower”), and Platinum Long Term Growth VI, LLC, as collateral agent (the “Agent”) for the investors identified in the below referenced Purchase Agreement (collectively, together with their successors and assigns, the “Lenders”).

     WHEREAS, Borrower and the Lenders are parties to a certain Note and Warrant Purchase Agreement, dated as of July 16,2008 (as amended, restated, supplemented or extended from time to time, the “Purchase Agreement”), and a Security Agreement, dated as of July 16, 2008 (the “Security Agreement”), which provide for, among other things: (i) the Lenders to extend certain loans to or for the account of the Borrower; (ii) the grant by the Borrower to the Lenders of a security interest in all of the Borrower’s assets, including, without limitation, its patents, patent applications, trademarks, trademark applications, goodwill, service marks, trade names, trade styles, copyrights, copyright applications, mask works, trade-secrets information, and other proprietary rights, together with all additions, accessions, accessories, amendments, attachments, modifications, substitutions, and replacements, proceeds and products of any of the foregoing, as set forth in the Purchase Agreement and the other Transaction Documents (capitalized terms used herein and not otherwise defined have the respective meanings given in the Purchase Agreement); and (iii) the appointment of the Agent as collateral agent, for the benefit of the Lenders, for purpose of this Agreement, the Security Agreement and the Mortgage (as defined in the Purchase Agreement).

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Borrower and the Agent, for the benefit of the Lenders, agree as follows:

     1.     Security Interest in Patents, Trademarks and Copyrights. To secure the complete and timely satisfaction of all of Borrower’s “Obligations” (as that term is defined in the Security Agreement) to the Lenders, the Borrower hereby grants and conveys to the Agent, for the benefit of the Lenders, a security interest (having priority over all other security interests) with power of sale, to the extent pel1nitted by law, in all of its now owned or existing, and hereafter acquired or arising:

(a)	patents, patent applications, including, without limitation, any invention and improvement to a patent or patent application, including without limitation those patents and patent applications listed on Schedule A (being sometimes referred to individually and/or collectively, the “Patents”);

(b)

trademarks, registered trademarks and trademark applications, trade names, trade styles, service marks, registered service marks and service mark applications including, without limitation, the registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule B and (i) all renewals thereof, (ii) all accounts receivable, income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past, present or future infringements and dilutions thereof, and (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of the Borrower’s rights corresponding thereto throughout the world (all of the foregoing registered trademarks, trademark applications, trade names, trade styles, registered service marks and service mark applications, together with the items described in clauses (i)-(iv) in this Section l(b), being sometimes hereinafter individually and/or collectively referred to as the “Trademarks”);

(c)	the goodwill of Borrower’s business connected with and symbolized by the Trademarks; and

(d)	copyrights, and copyright applications, including without limitation, those copyrights listed in Schedule C (being sometimes referred to individually and/or collectively as the “Copyrights”);

together with all additions, accessions, accessories, amendments, attachments, modifications, substitutions, and replacements, proceeds and products of the foregoing.

     2.     Recording of Patents and Trademarks. Borrower represents and warrants that (1) the patents and patent applications listed in Schedule A, and (2) the trademark and trademark applications described in Schedule B, have each been duly recorded in the U.S. Patent and Trademark Office (the “PTO”); and that no other patents, patent applications, trademarks, or trademark applications have been filed or recorded with the PTO in which the Borrower has an interest.

     3.     Recording of Copyrights. Borrower represents and warrants that the copyright and copyright applications described in Schedule C have been duly recorded in the U.S. Copyright Office, and that no other copyright, and copyright applications have been recorded in the U.S. Copyright Office, in which the Borrower has an interest.

     4.     Restrictions on Future Agreements. Borrower will not, without the Agent’s prior written consent, enter into any agreement, including, without limitation, any license agreement, that is inconsistent with this Agreement, and Borrower further agrees that it will not take any action, and will use reasonable efforts not to knowingly permit any action to be taken by others subject to its control, including licensees, or knowingly fail to take any action, which would affect the validity or enforcement of the rights transferred to the Agent, for the benefit of the Lenders, under this Agreement or the rights associated with those Patents, Trademarks and/or Copyrights which are in Borrower’s reasonable business judgment, necessary or desirable in the operation of Borrower’s business.

     5.     New Patents, Trademarks and Copyrights. Borrower represents and warrants that the Patents, Trademarks, and Copyrights listed on Schedules A, B, and C, include all of the patents, patent applications, trademark registrations, trademark applications, service marks registrations, service mark applications, registered copyrights and copyright applications, now owned or held by Borrower. If, prior to the termination of this Agreement, Borrower shall (i) create or obtain rights to any new patents, trademarks, trademark registrations, trademark applications, trade names, trade styles, service marks, service marks registrations, or service mark applications, or (ii) become entitled to the benefit of any patent, trademark, trademark registration, trademark application, trade name, trade style, service mark, service mark registration, service mark application, the provisions of Section 1 above shall automatically apply thereto and Borrower shall give the Agent prompt written notice thereof. Borrower hereby authorizes the Agent to modify this Agreement by (a) amending Schedules A, B, and/or C, as the case may be, to include any future patents, trademark registrations, trademark applications, service mark registrations, service mark applications, registered copyrights and copyright applications that are Patents, Trademarks or Copyrights under Section 1 above, or under this Section 5 (whether or not any such notice from Borrower has been sent or received), and (b) filing, in addition to and not in substitution for this Agreement, a supplement or addendum to this Agreement containing on Schedule B therein, as the case may be, such registered trademarks, trademark applications, service marks, registered service marks and service mark applications that are Trademarks under Section 1 above or this Section 5 and to take any action the Agent otherwise deems appropriate to perfect or maintain the rights and interest of the Agent, for the benefit of the Lender, under this Agreement with respect to such Patents, Trademarks and Copyrights.

     6.     Nature and Continuation of Security Interest: Notice to Third Parties. This Agreement has the effect of giving third parties notice of the Agent’s Security Interest in Borrower’s Patents, Trademarks and Copyrights. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Patents, Trademarks and Copyrights and shall remain in full force and effect until the liabilities and Obligations of the Borrower to the Lenders have been paid in full, including all obligations under the Purchase Agreement and the Transaction Documents (as defined in the Purchase Agreement).

     7.     Right to Inspect; Assignments and Security Interests. The Agent shall have the right, at any reasonable time upon prior written request and from time to time, to inspect Borrower’s premises and to examine Borrower’s books, records and operations relating to the

Patents and the Trademarks, including, without limitation, Borrower’s quality control processes; provided, that in conducting such inspections and examinations, the Agent shall use reasonable efforts not to disturb unnecessarily the conduct of Borrower’s ordinary business operations. From and after the occurrence of an event of default, under the Purchase Agreement, or any other Transaction Documents (“Event of Default”), Borrower agrees that the Agent, or a conservator appointed by the Agent, shall have the right to take any action to renew or to apply for registration of any Trademarks as the Agent or said conservator, on its sole judgment, may deem necessary or desirable in connection with the enforcement of the Agent’s rights hereunder. Borrower agrees (i) except in accordance with Borrower’s reasonable business judgment, not to sell or assign its respective interests in the Patents, Trademarks and/or Copyrights without the prior written consent of the Agent and the holders of a majority in principal the amount of the Notes (as defined in the Purchase Agreement) and (ii) to maintain the quality of any and all products in connection with which the Trademarks are used, consistent with the quality of said products as of the date hereof.

     8.     Duties of Borrower. Borrower shall have the duty to (i) prosecute diligently any patent application, or trademark application or service mark application that is part of the Trademarks pending as of the date hereof or thereafter until the termination of this Agreement, and (ii) preserve and maintain all of Borrower’s rights in the patents, patent applications, trademark applications, service mark applications and trademark and service mark registrations that are part of the Patents and Trademarks. Any expenses incurred in connection with the foregoing shall be borne by Borrower. Borrower shall not, without thirty (30) days prior written notice to the Agent, abandon any trademark or service mark that is the subject of a registered trademark, service mark or application therefor and which, is or shall be necessary or economically desirable in the operation of the Borrower’s business. The Agent shall not have any duty with respect to the Patents, Trademarks and/or Copyrights. Without limiting the generality of the foregoing, the Agent shall not be under any obligation to take any steps necessary to preserve rights in the Patents, Trademarks and/or Copyrights against any other parties, but may do so at its option during the continuance of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of Borrower and added to the Obligations and liabilities secured hereby, and by the Transaction Documents.

     9.     Agent’s Right to Sue. Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right, for the benefit of the Lenders, to exercise all rights and remedies available at law or in equity. From and after the occurrence and during the continuance of an Event of Default, the Agent shall have the right, but shall not be obligated, to bring suit or take any other action to enforce the Patents, Trademarks and Copyrights and, if the Agent shall commence any such suit or take any such action, Borrower shall, at the request of the Agent, do any and all reasonable lawful acts and execute any and all proper documents reasonably required by the Agent in aid of such enforcement. Borrower shall, upon demand, promptly reimburse and indemnify the Agent for all reasonable out-of-pocket costs and expenses incurred by the Agent in the exercise of its rights under this Section 9 (including, without limitation, all attorneys’ fees). If, for any reason whatsoever, the Agent is not reimbursed with respect to the costs and expenses referred to in the preceding sentence, such costs and expenses shall be added to the Obligations secured hereby.

     10.     Waivers. The Borrower waives to the extent permitted by applicable law presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Borrower under this Agreement or any other document evidencing the Obligations or the liabilities under the Transaction Documents. With respect to both the Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent may exercise its lights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations. The Agent shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Agent. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on anyone occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Agent in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

     11.     Successors and Assigns. This Agreement shall be binding upon the Borrower, its respective successors and permitted assigns, and shall inure to the benefit of and be enforceable by the Agent and its successors and assigns. Without limiting the generality of the foregoing sentence, the Agent may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity.

     12.     General: Term.

     (a)     This Agreement may not be amended or modified except by a writing signed by the Borrower and the Agent, nor may the Borrower assign any of its rights hereunder. This Agreement and the terms, covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of the State of New York (without giving effect to any conflicts of law provisions contained therein). In the event that any Collateral stands in the name of the Borrower and another or others jointly, as between the Agent and the Borrower, the Agent may deal with the same for all purposes as if it belonged to or stood in the name of the Borrower alone.

     (b)     This Agreement and the security interests granted herein shall terminate on the date on which all payments under the Notes (as defined in the Purchase Agreement) have been indefeasibly paid or satisfied in full (including as a result of the conversion in full of the Notes) and all other obligations have been paid or discharged (other than contingent indemnification obligations).

     13. WAIVER OF JURY TRIAL; VENUE.

     THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR, ARISING OUT OF: (A) THIS AGREEMENT OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH; (B) THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF; OR (C) ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN THE BORROWER AND THE LENDERS OR THE AGENT IN RESPECT OF THIS AGREEMENT.

     THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THE OBLIGATIONS, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT OR ANY TRANSACTION RELATING TO ANY TRANSACTION DOCUMENT MAYBE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN THE PURCHASE AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT WAS BROUGHT IN AN INCONVENIENT COURT. THE BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE AGENT TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY JURISDICTION IN WHICH ANY COLLATERAL IS LOCATED, THE BORROWER CONDUCTS ACTIVITIES OR WHERE LEGAL PROCEEDINGS MAYBE NECESSARY IN ORDER TO COLLECT OR ENFORCE THE OBLIGATIONS OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BORROWER:

VALCENT PRODUCTS INC

By: F. GEORGE ORR
Name: F. George Orr
Title:

VALCENT USA INC.

By: PERRY A. MARTIN
Name: Perry A. Martin
Title: President

VALCENT MANUFACTURING, INC.

By: PERRY A. MARTIN
Name: Perry A. Martin
Title: President

VALCENT MANAGEMENT LLC

By: PERRY A. MARTIN
Name: Perry A. Martin
Title: President

VERTIGRO ALGAE TECHNOLOGIES, LLC

By: M. ELDEN SCHORN
Name: M. ELDEN SCHORN
Title: Director

VALCENT PRODUCTS EU LIMITED

By: M. GLEN KERTZ
Name: M. Glen Kertz
Title: Director

AGENT:

PLATINUM LONG TERM GROWTH VI LLC

By: MARK NORDLICHT
Name: Mark Nordlicht
Title: Managing Member

STATE OF TEXAS	)
) SS.:
COUNTY OF EL PASO	)

On the 15th day of July, in the year 2008, before me, the undersigned, a notary public in and for said state, personally appeared Perry A. Martin, President of Valcent Management. L.L.C., the General Partner of Valcent Manufacturing Ltd. personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual (s) acted, executed the instrument.

[SEAL]	IONA P. ROSENTHAL
Notary Public

STATE OF TEXAS	)
) SS.:
COUNTY OF EL PASO	)

On the 15th day of July, in the year 2008, before me, the undersigned, a notary public in and for said state, personally appeared Perry A. Martin, President of Valcent Management. L.L.C., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual (s) acted, executed the instrument.

[SEAL]	IONA P. ROSENTHAL
Notary Public

PROVINCE OF BRITISH COLUMBIA	)
) SS.: VALCENT PRODUCTS INC.
COUNTY OF CANADA	)

On the 16th day of July, in the year 2008, before me, the undersigned, a notary public in and for said state, personally appeared George Orr, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual (s) acted, executed the instrument.

VIRGIL Z. HLUS
Notary Public
[SEAL]

     Schedule A
Patents and Patent Applications

Schedule B
Trademarks and Trademark Applications

Schedule C
Copyrights and Copyright Applications